===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ___________________

                                    FORM 8-K
                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                 _____________



       Date of Report (Date of Earliest Event Reported):  October 1, 1997

                             STC BROADCASTING, INC.
________________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
________________________________________________________________________________
                 (State or Other Jurisdiction of Incorporation)

          333-29555                                    75-2676358
__________________________                   __________________________________
 (Commission File Number)                   (I.R.S. Employer Identification No.)

   3839 4th Street North
         Suite 420
 St. Petersburg, Florida                                33703
_______________________________________      __________________________________
(Address of Principal Executive Offices)              (Zip Code)

                                 (813) 821-7900
________________________________________________________________________________
              (Registrant's Telephone Number, Including Area Code)


________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 1, 1997, STC Broadcasting, Inc., a Delaware corporation ("STC"), consummated the acquisition of WJAC, Incorporated, a Pennsylvania corporation ("WJAC"), pursuant to the terms of an agreement and plan of merger (the "Acquisition"). The aggregate purchase price paid to the former shareholders of WJAC was $34.6 million, plus working capital of approximately $1.4 million, and was determined as a result of an arm's length negotiation between STC and WJAC.

         WJAC, Channel 6, is a VHF NBC-affiliated station serving the Johnstown/Altoona, Pennsylvania market. WJAC owns assets that constitute plant, equipment and other physical property used in the operation of television stations and will continue to be utilized by STC for such purposes.

         STC financed the Acquisition with (i) $17.0 million of borrowings under a revolving credit facility with a syndicate of commercial banks and other institutions, which is agented by The Chase Manhattan Bank and NationsBank of Texas, N.A., (ii) $15.0 million of additional equity capital provided by Sunrise Television Corp. (the parent company of STC) and (iii) available cash on hand.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         Financial information of WJAC has been previously filed with the Commission on the Company's Registration Statement on Form S-1 (Registration Number 333-29555).

(b)      Pro Forma Financial Information.

         Pro forma financial information for the Acquisition, as well as certain other transactions, has been previously filed with the Commission on the Company's Registration Statement on Form S-1 (Registration Number 333-29555).

(c)      Exhibits.

2.1 Agreement and Plan of Merger, dated as of May 9, 1997, by and among STC Broadcasting, Inc., WJAC Acquisition Corp. and WJAC, Incorporated. (Incorporated by reference to the Company's Registration Statement on Form S-1 (Registration Number 333-29555).)

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STC BROADCASTING, INC.


Date:  October 16, 1997                 By:  /s/ DAVID A. FITZ
                                            ---------------------------------
                                        David A. Fitz
                                        Senior Vice President and
                                        Chief Financial Officer